Exhibit 99.1

For immediate release:

Media Contact:	Investor Contact:
Matt Schuler	Matt Lougee
mschuler@ddr.com	mlougee@ddr.com
216.755.5500	216.755.5500

DDR REPORTS FIRST QUARTER 2016 OPERATING RESULTS

BEACHWOOD, OHIO, April 28, 2016 – DDR Corp. (NYSE: DDR) today announced operating results for the first quarter ended March 31, 2016.

Financial Highlights

•	First quarter operating funds from operations attributable to common shareholders (“Operating FFO”) increased $7.1 million to $114.2 million, or $0.31 per diluted share, compared to $107.1 million, or $0.30 per diluted share, for the prior-year comparable period.

•	First quarter net income attributable to common shareholders was $40.0 million, or $0.11 per diluted share, compared to net loss of $249.4 million, or $0.69 per diluted share, for the prior-year comparable period.

Significant Quarterly Activity

•	Generated same store net operating income growth of 3.4% on a pro rata basis

•	Executed 301 new leases and renewals for 1.9 million square feet

•	Generated new leasing spreads of 19.5% and renewal leasing spreads of 8.7%, both on a pro rata basis

•	Increased the portfolio leased rate by 10 basis points to 96.1% at March 31, 2016, from 96.0% at December 31, 2015 and 95.8% at March 31, 2015, on a pro rata basis

•	Increased the annualized base rent per occupied square foot by 4.0% on a pro rata basis to $14.86 at March 31, 2016, from $14.29 at March 31, 2015

•	Acquired one prime power center in Phoenix, Arizona, for $61 million

•	Sold 16 operating assets and three land parcels totaling $224 million at DDR’s share

•	Repaid $240 million, 9.625% unsecured notes at maturity in March 2016

“I am extremely pleased with our operational and transactional execution in the first quarter. The portfolio evolution is nearly completed as we remain on track for our disposition guidance, and the results of these transactional efforts were on display as same-store NOI was strong at 3.4%,” commented David J. Oakes, president and chief executive officer of DDR.

2016 Guidance

The Company is raising the lower end of the range of its 2016 Operating FFO and NAREIT defined FFO to a revised estimated range of $1.20 to $1.25 per diluted share from a range of $1.19 to $1.25 per diluted share.

Non-GAAP Disclosures

FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with generally accepted accounting principles (“GAAP”), is necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company calculates Operating FFO by excluding the non-operating charges and gains described below. The Company computes FFO in accordance with the NAREIT definition. Other real estate companies may calculate FFO and Operating FFO in a different manner. Operating FFO is useful to investors as the Company removes these charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. A reconciliation of net income (loss) to FFO and Operating FFO is presented herein.

About DDR Corp.

DDR is an owner and manager of 352 value-oriented shopping centers representing 113 million square feet in 37 states and Puerto Rico. The Company’s assets are concentrated in high barrier-to-entry markets with stable populations and high growth potential and its portfolio is actively managed to create long-term shareholder value. DDR is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol DDR. Additional information about the Company is available at www.ddr.com.

Conference Call and Supplemental Information

A copy of the Company’s Supplemental package is available upon request to Brooke Vanek at the Company’s corporate office, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or at www.ddr.com.

The Company will hold its quarterly conference call tomorrow, April 29, 2016, at 10:00 a.m. Eastern Time. To participate, please dial 877-249-1119 (domestic) or 412-542-4143 (international) at least ten minutes prior to the scheduled start of the call. The conference call webcast will be recorded and available for replay through the Investors portion of DDR’s website, http://ir.ddr.com/events.cfm.

Safe Harbor

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our capital recycling strategy; and the finalization of the financial statements for the three months ended March 31, 2016. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2015. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

DDR Corp.

Income Statement: Consolidated Interests

$ in thousands, except per share	1Q16			1Q15
	Consolidated	Share of JVs	Prorata	Consolidated	Share of JVs	Prorata
Revenues:
Minimum rents (1)	$177,367	$13,645	$191,012	$180,697	$15,078	$195,775
Percentage rent	1,936	27	1,963	1,385	100	1,485
Recoveries	61,599	4,228	65,827	64,080	4,671	68,751
Other property revenues (2)	5,343	155	5,498	4,589	371	4,960

	246,245	18,055	264,300	250,751	20,220	270,971

Expenses (3):
Operating and maintenance	36,508	2,717	39,225	38,726	3,146	41,872
Real estate taxes	36,534	2,598	39,132	37,629	2,756	40,385

	73,042	5,315	78,357	76,355	5,902	82,257

Net operating income	173,203	12,740	185,943	174,396	14,318	188,714

Other income (expense):
Fee income	8,178	(935)	7,243	8,074	(982)	7,092
Interest income	9,050	(413)	8,637	7,161	(316)	6,845
Interest expense (4)	(57,897)	(5,298)	(63,195)	(63,020)	(5,926)	(68,946)
Depreciation and amortization	(96,902)	(5,549)	(102,451)	(103,015)	(7,098)	(110,113)
General and administrative (5)	(17,876)	0	(17,876)	(18,595)	0	(18,595)
Other income (expense), net (6)	1,773	(48)	1,725	(3,428)	(49)	(3,477)
Impairment charges (7)	0	0	0	(279,021)	(90)	(279,111)

Income before earnings from JVs and other	19,529	497	20,026	(277,448)	(143)	(277,591)

Equity in net income of JVs	14,421	(14,421)	0	61	(61)	0
Basis differences of JVs	0	3,229	3,229	0	177	177
Gain on change in control	0	0	0	14,279	0	14,279
Tax expense	(458)	0	(458)	(4,900)	0	(4,900)
Gain on disposition of real estate, net	12,381	10,695	23,076	25,094	27	25,121

Net income (loss)	45,873	0	45,873	(242,914)	0	(242,914)
Non-controlling interests	(300)	0	(300)	(873)	0	(873)

Net income (loss) DDR	45,573	0	45,573	(243,787)	0	(243,787)
Preferred dividends	(5,594)			(5,594)

Net income (loss) Common Shareholders	39,979			(249,381)
Depreciation and amortization of real estate	94,854			100,867
Equity in net income of JVs	(14,421)			(61)
JVs’ FFO	6,150			7,017
Non-controlling interests	76			249
Impairment of depreciable real estate	0			179,748
Gain on disposition of depreciable real estate, net	(12,096)			(25,236)

FFO Common Shareholders	114,542			13,203
Non-operating items, net (8)	(314)			93,930

Operating FFO	$114,228			$107,133
FFO per share – Diluted (9)	$0.31			$0.04
Operating FFO per share – Diluted (9)	$0.31			$0.30

DDR Corp.

Balance Sheet: Consolidated Interests

$ in thousands	At Period End
	1Q16			4Q15
	Consolidated	Share of JVs	Prorata	Consolidated	Share of JVs	Prorata
Assets:
Land	$2,145,471	$174,406	$2,319,877	$2,184,145	$181,843	$2,365,988
Buildings	6,908,815	470,734	7,379,549	6,965,632	491,662	7,457,294
Fixtures and tenant improvements	744,059	29,574	773,633	743,037	31,105	774,142

	9,798,345	674,714	10,473,059	9,892,814	704,610	10,597,424
Depreciation	(2,060,005)	(147,979)	(2,207,984)	(2,062,899)	(152,035)	(2,214,934)

	7,738,340	526,735	8,265,075	7,829,915	552,575	8,382,490
Construction in progress and land	174,736	5,916	180,652	235,385	5,654	241,039

Real estate, net	7,913,076	532,651	8,445,727	8,065,300	558,229	8,623,529

Investments in JVs	68,422	2,335	70,757	72,576	636	73,212
Preferred equity interest	398,410	0	398,410	395,156	0	395,156
Cash	23,720	9,146	32,866	22,416	7,815	30,231
Restricted cash	10,515	949	11,464	10,104	803	10,907
Notes receivable, net	42,592	0	42,592	42,534	0	42,534
Receivables, net	125,473	6,595	132,068	129,089	8,151	137,240
Other assets, net (10)	353,419	21,028	374,447	359,913	21,598	381,511

Total Assets	8,935,627	572,704	9,508,331	9,097,088	597,232	9,694,320

Liabilities and Equity:
Revolving credit facilities	350,000	0	350,000	210,000	0	210,000
Unsecured debt	2,910,307	0	2,910,307	3,149,188	0	3,149,188
Unsecured term loan	398,050	0	398,050	397,934	0	397,934
Secured debt	1,373,316	425,419	1,798,735	1,382,415	441,918	1,824,333

	5,031,673	425,419	5,457,092	5,139,537	441,918	5,581,455
Dividends payable	75,042	0	75,042	68,604	0	68,604
Other liabilities (11)	389,991	18,833	408,824	425,478	19,686	445,164

Total Liabilities	5,496,706	444,252	5,940,958	5,633,619	461,604	6,095,223

JVs share of equity	0	22,255	22,255	0	20,393	20,393
Preferred shares	350,000	0	350,000	350,000	0	350,000
Common shares	36,537	0	36,537	36,529	0	36,529
Paid-in capital	5,470,030	0	5,470,030	5,466,511	0	5,466,511
Distributions in excess of net income	(2,421,296)	106,197	(2,315,099)	(2,391,793)	115,235	(2,276,558)
Deferred compensation	15,471	0	15,471	15,537	0	15,537
Other comprehensive income	(5,485)	0	(5,485)	(6,283)	0	(6,283)
Common shares in treasury at cost	(14,854)	0	(14,854)	(15,316)	0	(15,316)
Non-controlling interests	8,518	0	8,518	8,284	0	8,284

Total Equity	3,438,921	128,452	3,567,373	3,463,469	135,628	3,599,097

Total Liabilities and Equity	$8,935,627	$572,704	$9,508,331	$9,097,088	$597,232	$9,694,320

DDR Corp.

Income Statement: Unconsolidated Interests at 100%

$ in thousands
	1Q16	1Q15
Revenues:
Minimum rents	$96,575	$103,737
Percentage rent	331	589
Recoveries	29,969	30,859
Other property revenues	1,035	2,415

	127,910	137,600
Expenses:
Operating and maintenance	18,999	20,695
Real estate taxes	18,657	18,271

	37,656	38,966

Net operating income	90,254	98,634

Other income (expense):
Interest expense	(33,322)	(40,903)
Depreciation and amortization	(49,035)	(56,737)
Impairment charges	0	(448)
Preferred share expense	(8,264)	(6,314)
Other (expense) income, net	(5,811)	(6,069)

	(6,178)	(11,837)
Gain (loss) on disposition of real estate, net	53,483	(213)

Net income (loss) attributable to unconsolidated JVs	47,305	(12,050)
Depreciation and amortization	49,035	56,737
Impairment of depreciable real estate	0	448
(Gain) loss on disposition of depreciable real estate, net	(53,483)	213

FFO	42,857	45,348
FFO at DDR’s ownership interests	6,150	7,017
Operating FFO at DDR’s ownership interests	6,150	7,022

DDR Corp.

Balance Sheet: Unconsolidated Interests at 100%

$ in thousands
	At Period End
	1Q16	4Q15
Assets:
Land	$1,306,704	$1,343,889
Buildings	3,446,655	3,551,227
Improvements	184,497	191,581

	4,937,856	5,086,697
Depreciation	(807,415)	(817,235)

	4,130,441	4,269,462
Land held for development and construction in progress	54,846	52,390

Real estate, net	4,185,287	4,321,852
Cash and restricted cash	69,576	58,916
Receivables, net	45,077	52,768
Other assets, net	304,255	318,546

Total Assets	4,604,195	4,752,082

Liabilities and Equity:
Mortgage debt	3,119,992	3,177,603
Notes and accrued interest payable to DDR	2,577	1,556
Other liabilities	212,237	219,799

Total Liabilities	3,334,806	3,398,958

Redeemable preferred equity	398,410	395,156
Accumulated equity	870,979	957,968

Total Liabilities and Equity	$4,604,195	$4,752,082

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
		1Q16	1Q15

(1)	Minimum rents:
	Straight-line rent, net	$1.3	$1.4
	Below-market rent, net	0.3	0.3
	Ground lease revenue	10.1	9.1

(2)	Other property revenues:
	Lease termination fees	1.2	0.2

(3)	Operating expenses:
	Recoverable expenses	(66.1)	(70.2)
	Non-recoverable expenses	(6.9)	(6.2)
	Straight-line ground rent expense	(0.1)	(0.3)
	Expensed costs of suspended developments	(0.1)	(0.1)

(4)	Non-cash interest expense:
	Debt fair value amortization	1.6	5.3
	Loan cost amortization	(2.2)	(2.5)
	Interest expense (capitalized)	1.2	1.6

(5)	General and administrative expenses:
	Stock compensation expenses	(1.6)	(2.2)
	Internal leasing expenses	(2.1)	(2.0)
	Construction administrative costs (capitalized)	2.0	2.4

(6)	Other income (expense):
	Transactions and other, net	(1.8)	(0.1)
	Debt extinguishment, net	(0.0)	(3.3)

(7)	Impairment charges:
	Assets marketed for sale	(0.0)	(179.7)
	Land previously held for development	(0.0)	(99.3)

(8)	Non-operating items excluded from Operating FFO:
	Non-cash impairment charges – non-depreciable assets	0.0	99.3
	Transaction, debt extinguishment, litigation, other, net	0.0	3.9
	Non-cash gain on sale and change in control of interests, net	0.0	(14.3)
	Tax expense (primarily Puerto Rico restructuring)	0.0	4.4
	(Gain) loss on sale of non-depreciable real estate, net	(0.3)	0.6

		(0.3)	93.9

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
		1Q16	1Q15

(9)	Outstanding per share information:
	Common shares (at quarter end)	365.4	361.0
	OP units (at quarter end)	0.4	1.4

	Total shares and units (at quarter end)	365.8	362.4
	Weighted average shares and units – Basic – EPS	364.7	359.8
	Assumed conversion of dilutive securities	0.3	0.0

	Weighted average shares and units – Diluted – EPS	365.0	359.8
	Weighted average shares and units – Basic – FFO & OFFO	365.7	362.4
	Assumed conversion of dilutive securities	0.3	0.6

	Weighted average shares and units – Diluted – FFO & OFFO	366.0	363.0
	Earnings per common share – Basic & Diluted	$0.11	$(0.69)
	FFO per share – Basic & Diluted	$0.31	$0.04
	Operating FFO per share – Diluted	$0.31	$0.30
	Common stock dividends declared, per share	$0.19	$0.1725

(10)	Intangible assets, net (at quarter and year end)	295.8	311.0

(11)	Below-market leases, net (at quarter and year end)	155.2	155.3

Additional financial information:

	Capital expenditures (DDR share):
	Retenanting	$8.4	$12.0
	Maintenance – total	1.0	1.5
	Maintenance PSF of owned GLA – non reimbursable	0.01	0.02

	Miscellaneous (DDR share):
	Est. value of land owned adjacent to existing centers	$26
	Cost basis of headquarters (non-income producing)	40